EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 2000, included in Intelli-Check, Inc.'s Annual Report on Form 10-KSB (File No. 001-15465) previously filed with the Securities and Exchange Commission and to all references to our Firm included in this Registration Statement.


                                                  ARTHUR ANDERSEN LLP

New York, New York
October 10, 2000